Item 1: Report to Shareholders

Value Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Happy days are here again! After making only hesitant and sporadic gains for the better part of two years, the market broke out decidedly during 2006. The S&P 500 was up an impressive 12.74% in the second half of 2006, bringing its yearly gain to 15.79%. Late in 2006, the blue chip Dow Jones Industrial Average set a new high, topping the previous record set in 2000. Renewed confidence in the consumer, stabilizing oil prices, and attractive valuations for the market as a whole were some of the primary reasons for the advance.

Your fund participated in this rally, gaining 13.63% for the second half of 2006 and 19.75% for the full year. From a performance perspective, 2006 was, to quote Frank Sinatra, “a very good year.” Through June, your fund outperformed its benchmark as our holdings in several non-benchmark companies significantly aided relative outperformance. In the second half of the year, our overweighting of the consumer discretionary and technology sectors and our underweighting of the energy sector allowed us to continue to deliver strong relative performance. For the one-year period, your fund returned 19.75% compared with the S&P 500 Index return of 15.79% and the Lipper Multi-Cap Value return of 17.07%. Returns for Advisor Class shares were slightly lower due to a differing fee structure. Please see the Performance Comparison table, which provides a more detailed quantitative analysis of performance.

HIGHLIGHTS

• After making only hesitant and sporadic gains for the better part of two years, the market broke out decidedly during 2006.

• For the year, your fund significantly outpaced both the S&P 500 and the Lipper Multi-Cap Value benchmarks.

• We continue to see the best opportunities for return relative to risk in companies that lie on the “growthier” edges of value and companies whose net asset value is significantly higher than the current market capitalization of the company.

• In 2007, we believe that equity returns will be generated more by superior stock selection rather than by a broad thematic approach to investing—an environment that should be positive for your fund’s performance given T. Rowe Price’s organizational focus on in-house proprietary research and our bottom-up style of investing.

We appreciate your confidence in us, and we are pleased to be able to deliver this type of return to you. Since your fund’s inception in 1994, it has outpaced both the market and its Lipper Multi-Cap Value benchmark by posting an annualized gain of 14.46% compared with the S&P 500’s gain of 11.50% and the Lipper benchmark gain of 11.68%. (Annualized returns for the Lipper Multi-Cap Value Funds Index were 17.07%, 9.37%, and 9.55% for the 1-, 5-, and 10-year periods ended December 31, 2006, respectively. Annualized returns for the Lipper Multi-Cap Core Funds Index were 14.14%, 7.37%, and 8.34% for the 1-, 5-, and 10-year periods ended December 31, 2006, respectively.)

Lipper has reclassified our fund as “multi-cap core” rather than “multi-cap value.” Nonetheless, we continue to view ourselves as value investors and, as such, believe that the Lipper Multi-Cap Value Index is the most relevant against which to measure our performance. In fact, your fund performed even better against the Lipper Multi-Cap Core Index: Our annual performance of 19.75% significantly bettered the 14.14% performance of the Lipper Multi-Cap Core Index. Going forward, we will continue to assess our performance against both benchmarks in our correspondence to you.

YEAR-END DISTRIBUTION

On December 18, 2006, the fund’s Board of Trustees declared a dividend of $0.27 per share. In addition, the Board declared a capital gain distribution of $0.68 per share on the same date, $0.15 of which was short term and $0.53 long term. These distributions were paid to shareholders of record on December 20, and you should have already received a check or statement reflecting them. (For the Advisor Shares, income dividends were $0.25. )

PORTFOLIO REVIEW

After two years as the market’s top-performing sector, energy was dethroned by telecommunication services as the best-performing sector for 2006. High-profile mergers and acquisitions activity and improved investor perception of the telecommunications business drove gains in the telecommunications sector. While your fund was underweight in the telecommunication services industry, it more than compensated for this by being overweight the cable industry. In fact, our holdings in Comcast and Cablevision were two of our best-performing investments for the year. (Please refer to our portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Energy shares were very strong in the first half of the year due largely to heightened geopolitical tensions and supply disruptions in various parts of the world. The geopolitical environment improved in the second half of the year, which, when combined with warm weather and sufficient inventories, caused oil prices to weaken. Still, energy was the second-best-performing sector for the year, and our holdings in ExxonMobil and oil services company Schlumberger contributed to performance for the 12-month period.

Stocks in the consumer discretionary sector, particularly media, remained strong in the first half of the year. In general, the market revalued many cable, satellite, and telecommunications firms, and our holdings in Liberty Media and EchoStar contributed to performance. During the first half of the year, Liberty Media split itself into two entities, Liberty Capital and Liberty Interactive. Liberty Capital benefited as the value of many of its investments appreciated and Liberty Interactive’s strong cash flow generation, share buybacks, and stronger-than-expected fundamentals helped propel the stock higher later in the year. In addition to media companies, solid performers in the consumer discretionary sector included toy company Hasbro, department store Kohl’s, and interactive gaming firm International Game Technology.

Information technology stocks strengthened over the past six months, and Microsoft, our second-largest holding, performed especially well in this time period. The company is uniquely positioned among software providers given both its virtual monopoly in operating systems and office software and its exceptionally strong balance sheet. Furthermore, the company is aggressively repurchasing stock and stands to benefit from the rollout of its Vista operating system. IBM, another stalwart technology player, aided performance as it benefited from strong revenue growth spurred by software acquisitions. Its mainframe business continues to be a jewel that we feel is overlooked by the market. Other technology holdings aiding overall performance included Oracle, Cisco Systems, and Juniper.

While financial stocks in general were lackluster relative performers for the year, companies specializing in the capital markets industry performed exceptionally well as they benefited from record merger and acquisition activity. Our holdings in brokerage firm Morgan Stanley and boutique investment banking firm Lazard posted solid gains as they took advantage of the strong market environment.

Electric utility firm Entergy also performed well. Entergy’s core business is centered in Louisiana and the Gulf Coast; consequently, the company was disproportionately impacted by Hurricane Katrina. We made our investment in Entergy when there was significant concern in the marketplace that the company would not be able to recover from Katrina’s impact. Fortunately, both the region and the company started to bounce back from the storm’s wrath, and our investment has benefited from the resulting change in investor perception. During the year, we had the opportunity to tour New Orleans and see firsthand the devastation wrought by Katrina, and we are heartened to see the region begin to recover from this terrible storm.

While energy helped performance for the full year, it was the weakest sector in the fund over the past six months. Our holdings in U.S.-based Murphy Oil and Norwegian-based Statoil weighed on results, as did our positions in large oil service companies Baker Hughes and Schlumberger (a top performer for the full year), which suffered as oil and gas prices weakened and investors feared a slowdown in the exploration and development of new sources of oil and gas.

Other detractors included wireless telephone company Sprint Nextel, which has struggled in attempts to integrate the merger of the Sprint and Nextel businesses, and retailer Wal-Mart, whose sales have suffered as a result of remodeling efforts in a number of its U.S. stores and weakness in its women’s apparel line. Boston Scientific was our largest detractor from performance as the company’s overly expensive acquisition of rival Guidant and a slowdown in the implantable cardioverter-defibrillator (ICD) market weighed on the stock. More recently, events seemed to be stabilizing for the company, and we continue to own the stock. We are not pleased with the performance of Boston Scientific and readily acknowledge mistakes in our fundamental assessment of the company. Nonetheless, we do not want to make another mistake by selling the company when fundamentals seem to be stabilizing and perception in the marketplace is almost uniformly negative.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and have a longer-term horizon when we make our investment decisions. Indeed, our portfolio turnover has been consistently less than the average of our peers.

We are contrarian investors and often go against the consensus when we buy or sell a company. Many times, the best occasion to buy a stock is when strong negative sentiment surrounds the company. In such cases, all the bad news is often already factored into a firm’s share price. Conversely, we often sell companies when extreme positive sentiment surrounds the company, as in this case much of the good news for the company is already in the stock price. As a result, we endeavor to understand and assess the sentiment and perception surrounding a stock before we make an investment. We strive to be different and to invest counter to collective investment sentiment. We firmly believe that if we embrace consensus in formulating our investment decisions, we will be embracing mediocrity.

In making our investments, we focus a great deal on understanding both the return potential and risk associated with a given investment. Our investment approach is predicated on identifying companies in which we believe that the upside implicit in the investment is significantly greater than the risk inherent in the investment. While we will not always be right, if we can truly identify companies with an asymmetry between return and risk of investment, we should be able to outperform the market and our peer universe over time.

We continue to see the best opportunities for return relative to investment risk in companies that lie on the “growthier” edges of value and in companies whose net asset value is significantly higher than their current market capitalization. Over the past year, we initiated investments in Cisco Systems, Southwest Airlines, 3M, and Amgen and added to existing holdings in General Electric, Microsoft, Coca-Cola, and Citigroup. All were attractively valued on a relative basis at the time of purchase and boast a higher-quality asset base. These companies are seeing their growth prospects slow as their businesses become more mature, but their growth rates are still higher than those of most traditional value companies. However, a maturing business model does not necessarily lead to a bad investment, especially if the market has already taken account of slowing growth in the company’s valuation.

We also see opportunities in companies where we believe that the market price of the company does not accurately reflect the underlying asset value of the company. In the past year we have either initiated or added to investments in H&R Block, Liberty Capital, International Paper, Sara Lee, and Cablevision. In each instance, our analysis suggests that the breakup value of the company is significantly higher than what is reflected in the current stock price. Furthermore, we believe that management in each case is taking steps to unlock the hidden value in the company.

We have also looked for opportunities to swap companies whose valuation merits have faded for ones with more appealing valuation characteristics. Toward the end of the year, we began to trade out of our holdings of Cisco to initiate a position in Texas Instruments. We believe a great deal of good news is priced into Cisco and a great deal of bad news is priced into Texas Instruments. We sold some of our holdings in Comcast to add to our Cablevision position. Cablevision currently trades at a valuation discount to Comcast, and we believe that the quality of the Cablevision franchise is actually better than Comcast’s. The Major Portfolio Changes table at the end of this commentary highlights our purchase and sale activity during the past six months and year.

OUTLOOK

Happy days are here again. As we head into a new year, investors, buoyed by recent market performance, are clearly singing this refrain. The main question, though, is whether we will continue to sing such a happy tune as we go through the year.

We expect that 2007 should bring positive returns, although perhaps not as strong as the gains we saw last year. We believe the market is reasonably valued, leaving little opportunity for multiple expansion. As a result, we believe that returns from the market this year will largely be driven by the pace of earnings growth. Our sense is that the economy will continue to grow at a moderate rate and will support mild corporate earnings growth. Therefore, we would expect to see equity returns in line with or at a rate slightly higher than corporate earnings growth, which suggests a year of moderate but positive returns.

In this type of market, equity returns are more likely to be generated by superior stock selection than by a broad thematic approach to investing—an environment that should be positive for your fund’s performance given T. Rowe Price’s organizational focus on in-house proprietary research and our bottom-up style of investing. Our focus will continue to be on selecting stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity. As always, we will focus our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

John D. Linehan
President of the fund and chairman of its Investment Advisory Committee

January 23, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper Index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE					
Beginning of period	$ 23.38	$ 22.90	$ 20.01	$ 15.56	$ 18.88
Investment activities					
Net investment income	0.32	0.26	0.19	0.18	0.18
Net realized and unrealized gain (loss)	4.30	1.19	2.88	4.48	(3.31)
Total from investment activities	4.62	1.45	3.07	4.66	(3.13)
Distributions					
Net investment income	(0.27)	(0.25)	(0.18)	(0.20)	(0.15)
Net realized gain	(0.68)	(0.72)	–	(0.01)	(0.04)
Total distributions	(0.95)	(0.97)	(0.18)	(0.21)	(0.19)
NET ASSET VALUE					
End of period	**$ 27.05**	**$ 23.38**	**$ 22.90**	**$ 20.01**	**$ 15.56**

Ratios/Supplemental Data

Total return^	19.75%	6.30%	15.36%	30.00%	(16.58)%
Ratio of total expenses to average net assets	0.87%	0.90%	0.93%	0.97%	0.95%
Ratio of net investment income to average net assets	1.27%	1.14%	1.10%+	1.06%	1.01%
Portfolio turnover rate	9.6%	19.4%	17.0%	30.6%	29.6%
Net assets, end of period (in millions)	$ 5,293	$ 3,293	$ 2,429	$ 1,482	$ 1,140

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.18% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE					
Beginning of period	$ 23.24	$ 22.80	$ 19.93	$ 15.51	$ 18.84
Investment activities					
Net investment income	0.29	0.23	0.21	0.15	0.10
Net realized and unrealized gain (loss)	4.27	1.18	2.82	4.48	(3.24)
Total from investment activities	4.56	1.41	3.03	4.63	(3.14)
Distributions					
Net investment income	(0.25)	(0.25)	(0.16)	(0.20)	(0.15)
Net realized gain	(0.68)	(0.72)	–	(0.01)	(0.04)
Total distributions	(0.93)	(0.97)	(0.16)	(0.21)	(0.19)
NET ASSET VALUE					
End of period	**$ 26.87**	**$ 23.24**	**$ 22.80**	**$ 19.93**	**$ 15.51**

Ratios/Supplemental Data

Total return^	**19.61%**	**6.15%**	**15.22%**	**29.91%**	**(16.67)%**
Ratio of total expenses to average net assets	1.02%	1.02%	1.05%	1.04%	1.08%
Ratio of net investment income to average net assets	1.13%	1.02%	0.96%+	0.99%	1.08%
Portfolio turnover rate	9.6%	19.4%	17.0%	30.6%	29.6%
Net assets, end of period (in millions)	$ 1,134	$ 294	$ 114	$ 74	$ 47

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.16% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 95.7%		
CONSUMER DISCRETIONARY 19.2%		
Auto Components 0.2%		
TRW (1)	375,000	9,701
		9,701
Automobiles 1.4%		
GM	1,160,000	35,635
Harley-Davidson	800,000	56,376
		92,011
Diversified Consumer Services 0.8%		
H&R Block	2,155,000	49,651
		49,651
Hotels, Restaurants & Leisure 1.0%		
International Game Technology	1,415,000	65,373
		65,373
Household Durables 1.9%		
Fortune Brands	300,000	25,617
Newell Rubbermaid	1,600,000	46,320
Sony, ADR	1,200,000	51,396
		123,333
Internet & Catalog Retail 0.7%		
Liberty Media Interactive, Class A (1)	2,075,000	44,758
		44,758
Leisure Equipment & Products 1.0%		
Hasbro	2,420,000	65,945
		65,945
Media 7.9%		
Cablevision, Class A (1)	1,630,000	46,422
CBS, Class B	1,095,000	34,142

Comcast, Class A (1)	308,000	13,038
Comcast, Special Class A (1)	1,010,000	42,299
Discovery Holding, Series A (1)	2,818,500	45,350
Dow Jones	820,000	31,160
EchoStar Communications, Class A (1)	1,365,000	51,911
Liberty Media Capital, Class A (1)	720,000	70,546
New York Times, Class A	1,495,000	36,418
Time Warner	3,740,000	81,457
Viacom, Class B (1)	1,285,000	52,723
		505,466
Multiline Retail 1.6%		
Family Dollar Stores	1,245,000	36,516
Kohl's (1)	930,000	63,640
		100,156
Specialty Retail 2.7%		
Home Depot	1,960,000	78,713
RadioShack	1,920,000	32,218
TJX	2,210,000	63,029
		173,960
Textiles, Apparel & Luxury Goods 0.1%		
Hanesbrands (1)	380,000	8,976
		8,976
Total Consumer Discretionary		1,239,330
CONSUMER STAPLES 8.1%		
Beverages 3.7%		
Anheuser-Busch	1,545,000	76,014
Coca-Cola	1,975,000	95,294
Coca-Cola Enterprises	1,435,000	29,303
Heineken (EUR)	850,000	40,413
		241,024

Total, ADR	1,480,000	106,441
		426,308
Total Energy		552,181
FINANCIALS 19.4%		
Capital Markets 4.7%		
Ameriprise Financial	885,000	48,232
Charles Schwab	1,435,000	27,753
Mellon Financial	830,000	34,985
Merrill Lynch	322,000	29,978
Morgan Stanley	863,400	70,307
Nuveen Investments	640,000	33,203
State Street	870,000	58,673
		303,131
Commercial Banks 3.9%		
Fifth Third Bancorp	1,745,000	71,423
First Horizon National	1,890,000	78,964
Royal Bank of Scotland (GBP)	1,555,000	60,701
U.S. Bancorp	1,065,000	38,542
		249,630
Consumer Finance 0.5%		
American Express	555,000	33,672
		33,672
Diversified Financial Services 3.3%		
Bank of America	1,090,000	58,195
Citigroup	1,510,000	84,107
JPMorgan Chase	1,465,000	70,760
		213,062
Insurance 6.2%		
Berkshire Hathaway, Class A (1)	310	34,097
Genworth Financial, Class A	1,510,000	51,657

Hartford Financial Services	815,000	76,048
Lincoln National	860,000	57,104
Marsh & McLennan	2,715,000	83,242
St. Paul Travelers Companies	842,000	45,207
Willis Group Holdings	735,000	29,187
XL Capital	275,000	19,805
		396,347
Thrifts & Mortgage Finance 0.8%		
Countrywide Credit	500,000	21,225
Fannie Mae	495,000	29,398
		50,623
Total Financials		1,246,465
HEALTH CARE 9.7%		
Biotechnology 1.2%		
Amgen (1)	590,000	40,303
MedImmune (1)	1,210,000	39,168
		79,471
Health Care Equipment & Supplies 1.8%		
Boston Scientific (1)	2,655,000	45,613
Medtronic	1,270,000	67,958
		113,571
Health Care Providers & Services 2.3%		
Cardinal Health	555,000	35,759
CIGNA	380,000	49,996
Health Management	2,985,000	63,013
		148,768
Pharmaceuticals 4.4%		
Johnson & Johnson	1,220,000	80,544
Merck	1,265,000	55,154
Pfizer	2,290,000	59,311

Road & Rail 1.0%		
Union Pacific	710,000	65,334
		65,334
Total Industrials & Business Services		738,578
INFORMATION TECHNOLOGY 9.3%		
Communications Equipment 1.8%		
Cisco Systems (1)	710,000	19,404
Juniper Networks (1)	2,225,000	42,142
Nokia, ADR	2,540,000	51,613
		113,159
Computers & Peripherals 2.1%		
Dell (1)	2,175,000	54,571
IBM	805,000	78,205
		132,776
IT Services 0.7%		
First Data	1,080,000	27,561
Western Union	935,000	20,963
		48,524
Semiconductor & Semiconductor Equipment 2.7%		
Analog Devices	1,760,000	57,851
Intel	3,740,000	75,735
Texas Instruments	1,350,000	38,880
		172,466
Software 2.0%		
Microsoft	3,785,000	113,020
Oracle (1)	1,075,000	18,426
		131,446
Total Information Technology		598,371

MATERIALS 4.9%		
Chemicals 1.3%		
Chemtura	1,080,000	10,401
DuPont	1,485,000	72,334
		82,735
Metals & Mining 1.0%		
Alcoa	1,425,000	42,764
Nucor	425,000	23,231
		65,995
Paper & Forest Products 2.6%		
Bowater	1,730,000	38,925
International Paper	2,710,000	92,411
MeadWestvaco	1,110,000	33,366
		164,702
Total Materials		313,432
TELECOMMUNICATION SERVICES 2.1%		
Diversified Telecommunication Services 0.7%		
Qwest Communications International (1)	3,475,000	29,086
Telus (CAD)	370,000	16,992
		46,078
Wireless Telecommunication Services 1.4%		
Alltel	230,000	13,910
Sprint Nextel	3,795,000	71,688
		85,598
Total Telecommunication Services		131,676
UTILITIES 2.9%		
Electric Utilities 1.9%		
Duke Energy (1)(3)	745,000	14,341

Entergy	725,000	66,931
Pinnacle West Capital	820,000	41,566
		122,838
Multi-Utilities 1.0%		
NiSource	2,640,000	63,624
		63,624
Total Utilities		186,462
Total Common Stocks (Cost $5,051,851)		6,149,543
CONVERTIBLE PREFERRED STOCKS 0.9%		
CONSUMER DISCRETIONARY 0.4%		
Automobiles 0.4%		
General Motors, Series A	1,000,000	25,280
Total Consumer Discretionary		25,280
FINANCIALS 0.5%		
Capital Markets 0.2%		
Morgan Stanley	320,000	14,651
		14,651
Insurance 0.3%		
Fortis Insurance (2)	9,000	12,800
XL Capital	325,200	8,618
		21,418
Total Financials		36,069
Total Convertible Preferred Stocks (Cost $51,197)		61,349
CONVERTIBLE BONDS 0.4%		
Ford Motor, 4.25%, 12/15/36	9,720,000	10,456

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

	Year Ended 12/31/06	12/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 61,496	$ 33,729
Net realized gain	143,133	140,250
Change in net unrealized gain	719,697	19,956
Increase in net assets from operations	924,326	193,935
Distributions to shareholders		
Net investment income		
Investor Class	(50,048)	(31,977)
Advisor Class	(10,091)	(3,064)
Net realized gain		
Investor Class	(126,046)	(92,093)
Advisor Class	(27,448)	(8,825)
Decrease in net assets from distributions	(213,633)	(135,959)
Capital share transactions*		
Shares sold		
Investor Class	1,710,813	1,167,724
Advisor Class	906,943	206,369
Shares issued in connection with fund acquisition - Investor Class	70,465	–
Distributions reinvested		
Investor Class	173,328	122,725
Advisor Class	36,809	11,582
Shares redeemed		
Investor Class	(550,658)	(483,402)
Advisor Class	(217,307)	(39,937)
Increase in net assets from capital share transactions	2,130,393	985,061
Net Assets		
Increase during period	2,841,086	1,043,037
Beginning of period	3,586,222	2,543,185
End of period	**$ 6,427,308**	**$ 3,586,222**
Undistributed net investment income	1,543	186

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and Value Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $166,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the year ended December 31, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,293,031,000 and $456,792,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $5,382,802,000.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred Value Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 2,910,594 shares of the fund (with a value of $70,465,000) for the 5,048,611 shares of the acquired fund outstanding on June 16, 2006. The net assets of the acquired fund at that date included $1,446,000 of unrealized depreciation. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $3,892,485,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $74,000 for Price Associates, $950,000 for T. Rowe Price Services, Inc., and $1,401,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2006, the fund was charged $218,000 for shareholder servicing costs related to the college savings plans, of which $183,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2006, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2006, the fund was allocated $517,000 of Spectrum Funds’ expenses and $4,529,000 of Retirement Funds’ expenses. Of these amounts, $3,958,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2006, approximately 9% of the outstanding shares of the Investor Class were held by the Spectrum Funds 47% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $10,961,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $251,012,000 and $176,125,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 204,010 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Value Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $40,252,000 from short-term capital gains,

• $125,798,000 from long-term capital gains, all of which was subject to the 15% rate gains category

For taxable non-corporate shareholders, $89,473,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $77,936,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1994	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to pres-
1994	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price
(1955)	and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust
2006	Company; Vice President, Value Fund
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Value Fund	Group, Inc.

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Value Fund	Group, Inc., and T. Rowe Price Trust Company

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Value Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Value Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kara Cheseby, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Value Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Value Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Value Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Value Fund	Group, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Value Fund	Trust Company

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Value Fund	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Value Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
President, Value Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Value Fund	T. Rowe Price Investment Services, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Value Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Value Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007